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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) October 31, 2005
                                                       -----------------


                       LYNCH INTERACTIVE CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)



        Delaware                1-15097                 06-1458056
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      (State or other       (Commission File          (IRS Employer
        Jurisdiction of         Number)              Identification)
        Incorporation)




     401 Theodore Fremd Avenue Rye, New York               10580
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)           (Zip Code)



     Registrant's Telephone Number, Including Area Code: 914-921-8821
                                                         -------------



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ITEM 8.   Other Events.
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            Attached as Exhibit 99.1 is a copy of the press  release  announcing
Lynch Interactive's Annual Meeting results.


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                                   SIGNATURE

         Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LYNCH INTERACTIVE CORPORATION


                                               /s/ John A. Cole
                                               ----------------
                                               John A. Cole
                                               Vice President, General
                                               Counsel and Secretary




Date: October 31, 2005


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                                EXHIBIT INDEX

Exhibit 99.1--Press Release of Lynch Interactive Corporation,  dated
              October 31, 2005.


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